                                 CONSULTING AGREEMENT
                      BETWEEN STANLEY M. FINKELSTEIN, PH.D. AND
                            HYPERTENSION DIAGNOSTICS, INC.


     This Agreement is made and entered into as of the 30th day of October, 1995, by and between Stanley M. Finkelstein, Ph.D. ("Consultant") and Hypertension Diagnostics, Inc., a Minnesota corporation ("Company") on the terms and conditions set forth below.

I. DUTIES OF CONSULTANT. Consultant will serve as technical liaison and spokesman for the Company's arterial compliance technology. He will provide such activities on behalf of the Company as the Company may reasonably request (with the understanding that Consultant is employed on a full-time basis and that such consulting activities on behalf of the Company will not interfere with such full-time employment) and will exert his best effort to forward the research, clinical penetration and marketing of the Company's products.

II. COMPENSATION. In full consideration of the covenants contained herein, Consultant's rendition of services under this Agreement, and subject to the full performance by Consultant of his obligations hereunder, Company shall provide and the Consultant shall accept the following:

     A. STOCK OPTIONS: Company shall grant Consultant certain stock options of Company as more fully described in the document entitled "Non-Qualified Stock Option Agreement Between Stanley M. Finkelstein, Ph.D. and Hypertension Diagnostics, Inc.," attached hereto as Exhibit A (the "Option Agreement"). In consideration of these stock options, and for other good and valuable consideration, Consultant hereby forever waives, forfeits, cancels, surrenders, and divests himself of any rights pursuant to any outstanding options of Company except those options contained in the Option Agreement.

     B. EXPENSE REIMBURSEMENT. Company will reimburse Consultant for those reasonable actual expenses which meet with the prior approval of the Chief Executive Officer which are incurred by Consultant incident to performance of this Agreement.

III. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Consultant shall keep confidential and shall not disclose to anyone or use, either during or after the term of this Agreement, any confidential information of Company, except as is required by Consultant's duties, or as authorized in writing by Company. "Confidential Information" means any information or compilation of information which derives independent economic value from not being generally known to and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use; PROVIDED, HOWEVER, that Confidential Information shall not include information that (i) is generally in the public domain prior to the date hereof, (ii) has become available to Consultant on a non-confidential basis from a third party if such source is not bound by an obligation of confidentiality or such third person has independently developed or discovered the same information, or
     (iii) was within Consultant's possession prior to the date hereof form a source not bound by an obligation of confidentiality. Examples of Confidential Information not to be disclosed or used except as permitted by Company, include but are not limited to:

     A. Information concerning Company's operations, organizational structure, methods, technology, procedures, finances, accounting, and legal matters;

     B. Information concerning Company's sales activities and strategies, marketing activities and strategies, servicing activities and strategies, and strategic business planning activities;

     C. Information concerning Company's past, present, or potential customers (hereafter referred to as "customers"), including the names, addresses and telephone numbers of these customers; the identity of the individuals responsible for buying products and services on behalf of these customers; the needs and buying tendencies of these customers; contract negotiations between Company and these customers; the contents of contracts and agreements between Company and these customers; financial information concerning these customers' business operations; credit information regarding these customers; and identity, quantity, and price of products or services purchased from Company by these customers;

     D. Vendor and supplier information including the names, addresses, and telephone numbers of Company's vendors and suppliers; information regarding Company's relationship with its vendors and suppliers; contract negotiations between Company and its vendors and suppliers; the contents of contracts and agreements between Company and its vendors and suppliers; financial information concerning its vendors and suppliers; and identity, quantity and prices of products purchased by Company from its vendors and suppliers;

     E. Information regarding Company's pricing of its products and services, including price lists and pricing strategies;

     F.   Personnel records and data.

IV. BUSINESS RECORDS. Consultant shall not remove any records or documents from the premises of Company or its clients in either original, duplicate, or copied form, except as necessary in the ordinary course of conducting business for Company and subject to the approval of the President of the Company. Consultant shall immediately deliver to Company, upon termination of this Agreement with Company or at any other time upon Company's request, any such records or documents in Consultant's possession or control.

V.   TERMINATION OF AGREEMENT.

     A. DURATION OF AGREEMENT. Unless properly terminated as provided herein, this Agreement shall continue in effect for a term of four (4) years, or until October 30, 1999.

     B. TERMINATION BY CONSULTANT. Consultant may give written notice of termination of this Agreement for any reason sixty (60) days prior to the proposed date of termination, at which time this Agreement shall terminate.

     C. THIRTY-DAY TERMINATION BY COMPANY. Prior to October 30, 1997, Company may give written notice of termination of this Agreement only for Reasonable Cause thirty (30) days prior to the proposed date of termination, at which time this Agreement shall terminate. No waiver by Company of any breach of this Agreement shall be deemed a waiver of any prior or subsequent breach. For purposes of this Agreement, "Reasonable Cause" shall mean:

          1. Dishonesty, fraud, misrepresentation, diversion of corporate opportunity, self-dealing, theft or embezzlement of Company assets, or a conviction for a violation of a law classified as a felony; or

          2. Willful or reckless misconduct by Consultant in the performance of the duties, functions, obligations or responsibilities delegated to Consultant; or

          3. Failure to discharge his duties in a timely manner after written notice and a ten (10) day opportunity to correct such failure; PROVIDED, HOWEVER, if any such duties are not dischargeable within such ten (10) day period, then such ten (10) day period shall be extended as long as is reasonably necessary so as to permit Consultant to discharge such duties, so long as Consultant is diligently and in good faith pursuing the discharge of such duties.

     D. SIXTY DAY TERMINATION BY COMPANY. On or after October 30, 1997, Company may give written notice of termination of this Agreement for any reason sixty (60) days prior to the proposed date of termination, at which time this Agreement shall terminate.

     E. EFFECT OF DISABILITY OR DEATH. Subject to Section 4 of the Option Agreement, this Agreement shall terminate immediately upon the total disability or death of Consultant. Upon the date of death or total disability of Consultant, any and all obligations of Company or its successors and assigns hereunder shall be terminated, relieved and discharged, except as to reasonable actual reimbursable expenses incurred by Consultant under this Agreement prior to the date of his disability or death. Notwithstanding the foregoing, if Consultant shall become permanently disabled or die, the options granted to Consultant in the Option Agreement may be immediately exercised with respect to all Option Shares (as defined in the Option

          Agreement) granted to Consultant by the Consultant or the person or persons to whom Consultant's rights as optionee under the Option Agreement pass by will or applicable law, or if no such person has such right, by his executors or administrators. For purposes hereof, "permanently disabled" means that because of injury or sickness (i) Consultant is unable to perform the duties of Consultant (as described in Section I of this Agreement), and (ii) Consultant is receiving the regular and personal care of a physician which, under prevailing medical standards, is appropriate for the condition causing the disability.

     F. COOPERATION UPON TERMINATION. Following notice of termination of this Agreement, Consultant shall fully cooperate with Company in all matters relating to the winding up of Consultant's pending work on behalf of Company and the orderly transfer of such pending work to such other employees as may be designated by Company.

VI. INDEMNIFICATION. The Company agrees to indemnify and hold harmless Consultant and any employer of Consultant with respect to any claim made against Consultant, including the reasonable cost of defense thereof, which is based upon any activities of Consultant under this Agreement, except to the extent any such claim is the result of any gross negligence on the part of Consultant. In the event any such claim is made, Consultant shall promptly notify the Company in writing, and the Company shall assume the defense of such claim at its own cost. The Company shall have the right to determine the strategy of such litigation and any settlement, provided that the Company shall not enter into any settlement that materially adversely affects Consultant without Consultant's prior consent, which shall not be unreasonably withheld.

VII. USE OF NAME. The Company shall not use the name of Consultant in any written materials with respect to the marketing of any product without the prior written approval of the Consultant; PROVIDED, HOWEVER, that the Company shall have the right, to the extent that it is advised by counsel that it is required to do so, to use the name of the Consultant in any prospectus or private offering documents, or in any documents related to or connected with such a prospectus or private offering documents, provided that a copy thereof shall have been provided to Consultant at or about the same time such documents are provided to any prospective investors.

VIII.NON-TRANSFERABILITY. This Agreement may be assigned or transferred by Company at its discretion, but shall not be assigned by Consultant to any other person or entity.

IX. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the legal representatives, executors, administrators, successors and assigns of each of the parties to this Agreement.

X. ASSIGNMENT OF TECHNOLOGY. During the term of this Agreement, to the extent Consultant conceives or develops any ideas, technology or products relating to the

     Company's current or planned waveform analysis technology (including, without limitation, all software or hardware) when he is not then working for the University of Minnesota, then such ideas, technology or products shall belong to the Company, and Consultant hereby assigns any such ideas, technology or products to the Company, and Consultant shall take such additional action as the Company shall reasonably request in connection with the assignment of such ideas, technology or products to the Company.

XI.  GOVERNING LAW.

     A. The laws of Minnesota shall govern the validity, interpretation and performance of the respective duties and obligations of this Agreement.

     B. Consultant and Company consent to venue and jurisdiction in the District Court of Hennepin County, State of Minnesota, and in the United States District Court for the District of Minnesota, and to service of process under Minnesota law, in any action commenced by either party to enforce this Agreement.

XII. SEVERABILITY. If any provision of this Agreement is adjudged void, invalid or unenforceable under law, the remainder of this Agreement shall continue and remain in full force and effect.

XIII.ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be amended, modified or waived other than by written instrument signed by both parties.

XIV. SUPREMACY. This Agreement supersedes all prior oral or written agreements and understandings between Consultant and Company concerning the subject matter hereof, including any implied or express representations regarding Consultant's ownership of any interest in Company or its property, and any prior oral or written agreements conveying stock option rights to Consultant.

XV. INDEPENDENT CONTRACTOR. The parties acknowledge that Consultant is acting as an independent contractor, and it is not the intention of the parties that Consultant be deemed to be an employee of the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


CONSULTANT                             HYPERTENSION DIAGNOSTICS, INC.


/s/ Stanley M. Finkelstein             By   /s/ Melville R. Bois
--------------------------------          ---------------------------------
Stanley M. Finkelstein, Ph.D.          Its  President
                                          ---------------------------------

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                   BETWEEN STANLEY M. FINKELSTEIN, PH.D AND
                        HYPERTENSION DIAGNOSTICS, INC.

     THIS AGREEMENT is made and entered into as of the 30th day of October, 1995, between Hypertension Diagnostics, Inc., a Minnesota corporation ("Company"), and Stanley M. Finkelstein, Ph.D. ("Optionee") on the terms and conditions set forth below.

     WHEREAS, the Board of Directors of the Company has decided to permit Non-Qualified Stock Options to be granted to certain individuals providing valuable services to the Company and any subsidiary corporations of the Company to purchase voting common stock of the Company; and

     WHEREAS, the Company desires the Optionee to secure stock ownership in the Company in order to increase effectiveness and personal interest in the Company;

     NOW THEREFORE, in consideration of the promises and of the covenants and agreements set forth below, it is mutually agreed as follows:

     1. GRANT OF OPTION. The Company hereby grants to Optionee an option to purchase from the Company all or any part of an aggregate amount of 297,688 shares of the voting common stock of the Company, par value $.01 per share ("Option Shares"), at an option price of $1.70 per share. The date of this Agreement is the date of the grant.

     2. EXERCISE PERIOD. The Option shall become exercisable with respect to the Option Shares in three (3) installments. The following table sets forth the initial dates of exercisability of each installment and the number of Option Shares as to which this Option shall become exercisable on such dates, provided that this Option shall become so exercisable only if the "Consulting Agreement Between Stanley M. Finkelstein, Ph.D. and Hypertension Diagnostics, Inc." ("Consulting Agreement"), of which this Agreement is an Exhibit, has not been terminated by Consultant prior to October 30, 1997:


               INITIAL DATE             NUMBER OF OPTION SHARES
               ------------             -----------------------
               OF EXERCISABILITY        AVAILABLE FOR EXERCISE
               -----------------        ----------------------
               October 30, 1995         148,844
               October 30, 1996         74,422
               October 30, 1997         74,422

          The foregoing rights to exercise this Option shall be cumulative with respect to the Option Shares becoming exercisable on each such date but in no event shall this Option be exercisable after, and this Option shall become void and expire as to all unexercised Option Shares, at 5:00 p.m. (Minneapolis, Minnesota time) on October 30, 2005.


                                   EXHIBIT A

     3. EXERCISE OF OPTION. This option may be exercised only by written notice of intent to the Company at its office at Five Acorn Drive, South St. Paul, MN 55077-1420. Such notice shall state the number of shares in respect of which the option is being exercised and shall be accompanied by payment for such shares in cash, certified or cashier's check or by personal check, if acceptable to the Board of Directors of Company. The exercise of the Option shall be deemed effective upon receipt of such notice and payment. As soon as practicable after the effective exercise of the Option, the Company shall record on the stock transfer books of the Company the ownership of the shares purchased in the name of the Optionee, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

     4. EXERCISE UPON DISABILITY OR DEATH. Notwithstanding Section 2 hereof, if Optionee shall become permanently disabled or die, this option may be immediately exercised with respect to all Option Shares granted to Optionee by the Optionee or the person or persons to whom Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators. For purposes hereof, "permanently disabled" means that because of injury or sickness (i) Optionee is unable to perform the duties of Optionee (described in Section I of the Consulting Agreement), and (ii) Optionee is receiving the regular and personal care of a physician which, under prevailing medical standards, is appropriate for the condition causing the disability.

     5.   CHANGE IN CONTROL.

          a. DEFINITION. For purposes of this Agreement, the term "Change in Control" shall mean any transaction or occurrence of events in which (i) Company merges or consolidates with any other corporation and is not the surviving corporation after such merger or consolidation; (ii) Company transfers all or substantially all of its business and assets to any other person, individual, corporation, partnership, group, or association; or
               (iii) more than 50% of Company's outstanding voting shares are purchased by any other person, individual, corporation, partnership, group or association.

          b. ACCELERATION. If any events constituting a Change in Control of the Company shall occur, Optionee shall be entitled to receive option rights covering shares of the surviving or acquiring entity in the same proportion, at an equivalent price, and subject to the same conditions as this Option; provided, however, that Optionee may, at his sole discretion, accelerate the right to exercise this Option thirty (30) days prior to the anticipated effective date of any of the foregoing transactions; provided, however, that if, with respect to Optionee, acceleration of the vesting of this Option as provided herein (which acceleration could be deemed a payment within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended ("Code")) together with any other payments which Optionee has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section

               1504(b) of the Code) of which Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), the payments to Optionee as set forth herein shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by section 4999 of the Code.

     6. DILUTION OR OTHER ADJUSTMENTS. If there shall be any change in the shares of voting common stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the outstanding options shall be made by the Company. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject and the price per share subject to outstanding and future options in order to prevent dilution or enlargement of option rights.

     7. NO RIGHT TO CONTINUED COMPENSATION. Nothing contained in this Agreement shall obligate the Company or any subsidiary corporation of the Company to continue to accept and pay for the services of Optionee as a consultant, employee or independent contractor for any particular period or interfere with the right of the Company or any such subsidiary to terminate any contract or employment relationship with Optionee.

     8. NO SHAREHOLDER RIGHTS. Optionee shall have no rights as a stockholder with respect to any shares of common stock subject to this option prior to the date of issuance of a certificate or certificates for such shares.

     9. INVESTMENT REPRESENTATION. Notice of the exercise of this option shall include a representation that any of the Option Shares purchased shall be acquired as an investment and not with a view to, or for sale in connection with, any public distribution.

     10. COMPLIANCE WITH LAW AND REGULATIONS. The Optionee acknowledges that the Option Shares may not be issued absent a registration under the Securities Act of 1933, as amended, and applicable state securities laws or the availability of an exemption therefrom. The certificates representing the shares purchased upon the exercise of this option shall bear a legend in substantially the following form:

          These shares have not been registered either under any applicable federal law and rules and resale will not be permitted under state law unless the shares are first registered under the applicable state securities law or any applicable exemption from registration.
          Further, no sale, offer to sell, or transfer of these shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares.

     11. NON-TRANSFERABILITY. This option shall not be transferable other than by will or by laws of descent and distribution. During the lifetime of the Optionee, this option shall be exercisable only by such Optionee.

     12. DISPUTE OR DISAGREEMENT. As a condition of the granting of this option, the Optionee agrees that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be reasonably determined by the Board of Directors, and that any reasonable interpretation by the Board of Directors of the terms of this Agreement shall be final, binding and conclusive.

     13. OTHER ASSISTANCE. Upon the exercise of this option the Optionee or other person exercising the option must execute any document or make any representation or give any commitment which the Board of Directors, in its discretion, deems necessary or advisable by reason of the securities laws of the United States or any state, and execute any document for the purpose of restricting the transfer of stock to third parties, or pay any sum of money in respect of taxes or undertake to pay or have paid any such sum which the Board of Directors, in its discretion, deems necessary by reason of the Code or any rule or regulation thereunder, or by reason of the tax laws of any state or any contracts or agreements in effect at such time.

     14. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the legal representatives, executors, administrators, successors and assigns of each of the parties to this Agreement.

     15.  GOVERNING LAW.

          a. The laws of Minnesota shall govern the validity, interpretation and performance of the respective duties and obligations of this Agreement.

          b. Optionee and Company consent to venue and jurisdiction in the District Court of Hennepin County, State of Minnesota, and in the United States District Court for the District of Minnesota, and to service of process under Minnesota law, in any action commenced by either party to enforce this Agreement.

     16. SEVERABILITY. If any provision of this Agreement is adjudged void, invalid or unenforceable under law, the remainder of this Agreement shall continue and remain in full force and effect.

     17. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be amended, changed, modified, terminated, or waived other than by written instrument signed by both parties.

     18. SUPREMACY. This Agreement supersedes all prior oral or written agreements and understandings between Optionee and Company concerning the subject matter hereof, including any implied or express representations regarding
          Optionee's ownership of any interest in Company or its property, and any prior oral or written agreements conveying stock option rights to Optionee.

     19. REGISTRATION RIGHTS. If, at any time prior to October 31, 2005, the Company shall propose to file any Registration Statement (other than any registration on Form S-4, or any other similarly inappropriate form or Registration Statement with respect to any initial public offering in which there are no selling shareholders) under the Securities Act of 1933, as amended, covering a public offering of the Company's Common Stock, it will notify Optionee at least forty-five
          (45) days prior to each such filing and will include in the Registration Statement (to the extent permitted by applicable regulation) the Common Stock purchased by Optionee or purchasable by Optionee upon the exercise of the Option to the extent requested by Optionee. Notwithstanding the foregoing, the number of shares of the holder of this Option proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the request of the managing underwriter of such offering. If the Registration Statement or Offering Statement filed pursuant to such forty-five (45) day notice has not become effective within six months following the date such notice is given to Optionee, the Company must again notify Optionee in the manner provided above.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


OPTIONEE                               HYPERTENSION DIAGNOSTICS, INC.


                                       By
---------------------------------        -------------------------------------
Stanley M. Finkelstein, Ph.D.          Its
                                         -------------------------------------

               NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTIONS

Hypertension Diagnostics, Inc.
Five Acorn Drive
South St. Paul, MN  55077-1420

Gentlemen:

     The undersigned is the holder of a non-qualified stock option (the "Option") to purchase shares of voting common stock ("Stock") of Hypertension Diagnostics, Inc. (the "Company"), pursuant to the Non-Qualified Stock Option Agreement between Stanley M. Finkelstein, Ph.d and Hypertension Diagnostics, Inc. dated as of October 30, 1995. The undersigned hereby irrevocably elects to exercise the Option to purchase ___________ shares of Stock ("Option Shares"). Enclosed herewith is payment for the Option Shares as required under the Agreement. The undersigned requests that the certificate representing the Option Shares be issued in the name of the undersigned and delivered to the address set forth below.

     In connection with the issuance of the Option Shares to the undersigned, the undersigned hereby certifies and represents to the Company that the undersigned is acquiring such shares for the purpose of investment and not with a view toward distribution. The undersigned understands that these securities have not been registered either under any applicable federal law and rules or applicable state law and rules and that resale will not be permitted under state law unless the securities are first registered or the sale is a transaction exempt from registration under the applicable state securities law.

     The undersigned further understands that no sale, offer to sell, or transfer of the Option Shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended (the "Act"), with respect to the Option Shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to the Option Shares. The undersigned understands that a legend reciting this investment restriction shall be placed on any stock certificate that may be issued to the undersigned.


----------------------------------------
Stanley M. Finkelstein, Ph.D. (Optionee)


----------------------------------------
----------------------------------------
----------------------------------------
Address


----------------------------------------
Social Security No.

Dated:
      ----------------------------------